UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2026

GLOBA TERRA ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42736	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

382 NE 191st Street #952377 Miami, Florida	33179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +52 55 8975 9325

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, three-fourths of one redeemable warrant, and one right to receive one-tenth of a Class A ordinary share	GTERU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value	GTER	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share, $0.0001 par value, at an exercise price of $11.50	GTERW	The Nasdaq Stock Market LLC
Rights included as part of the units, each right entitling the holder to receive one-tenth of one Class A ordinary share, $0.0001 par value	GTERR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 16, 2026, Globa Terra Acquisition Corporation (the “Company”) received a letter (the “Staff Determination”) from The Nasdaq Stock Market (“Nasdaq”) notifying the Company that the Company has not completed a business combination within the timeframe required by Nasdaq IM-5101-2(b). Nasdaq IM-5101-2(b) requires that a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its registration statement in connection with its initial public offering (the “IPO Registration Statement”) or such shorter period that the company specifies in the IPO Registration Statement. The Company’s IPO Registration Statement provides that it has 15 months from the closing of its initial public offering (the “IPO”) to consummate an initial business combination (or up to 21 months by means of up to two three-month extensions after the closing of the IPO by depositing into the trust account, for each three-month extension, $1,749,955). The Company has not completed a business combination within the timeframe specified in the IPO Registration Statement and did not extend the current deadline by depositing additional funds into the trust account, although the Company is currently seeking an extension to extend the date by which it must consummate an initial business combination to July 9, 2027.  Accordingly, Nasdaq has initiated procedures to delist the Company’s securities from The Nasdaq Stock Market. The Staff Determination states that the Company may request a hearing before a Nasdaq Hearing Panel (the “Panel”) by 4:00 p.m. Eastern Time on October 23, 2026.

The Company intends to request a hearing before the Panel to appeal the Staff Determination. If the Company timely appeals, the Company’s securities would remain listed pending such Panel’s decision and the Company’s Class A ordinary shares, units, warrants and rights would continue to trade on the Nasdaq Global Market under the symbols “GTER”, “GTERU”, “GTERW” and “GTERR”, respectively, and the filing of a Form 25-NSE with the U.S. Securities and Exchange Commission (the “SEC”) to remove the Company’s securities from listing and registration on Nasdaq would be stayed pending the Panel’s decision. If the Company does not request a hearing by such deadline, trading of the Company’s Class A ordinary shares, units, warrants, and rights will be suspended at the opening of business on October 27, 2026, and a Form 25-NSE will be filed with the SEC, which will remove the Company’s securities from listing and registration on Nasdaq.

The Staff Determination does not impact the Company’s obligation to file periodic reports and other reports with the SEC under applicable federal securities laws. There can be no assurance that the Company will be successful in its appeal, that the Panel will determine to permit the continued listing of the Company’s securities, or that the Company will be able to satisfy Nasdaq’s applicable continued listing requirements.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of applicable federal securities laws, including statements concerning the Company’s intention to appeal Nasdaq’s Staff Determination, its ability to maintain the listing of its securities on Nasdaq, its ability to obtain extension from its shareholders and its plans to address applicable listing requirements. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied, including the Company’s ability to successfully pursue its appeal, obtain a favorable decision from the Panel, satisfy applicable listing requirements, obtain necessary financing, and complete a business combination within any permitted timeframe. Forward-looking statements are based on information available to the Company as of the date of this report. Except as required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2026
Globa Terra Acquisition Corporation

By:	/s/ Agustin Tristan Aldave
Name:	Agustin Tristan Aldave
Title:	Chief Executive Officer